UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2013

WESTWOOD HOLDINGS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Crescent Court, Suite 1200

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 756-6900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced and as further described under Item 5.07, on April 18, 2013, Westwood Holdings Group, Inc. (the “Company”) held its annual meeting of stockholders in Dallas, Texas (the “Annual Meeting”). The Company’s stockholders approved an amendment (the “Second Amendment”) to the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, as amended (the “Incentive Plan”), which increased the aggregate number of shares of the Company’s common stock that may be issued under the Incentive Plan from 3,398,100 to 3,898,100.

The foregoing description of the Second Amendment and the Incentive Plan is not complete and is qualified in its entirety by reference to the Second Amendment and the Incentive Plan. The Second Amendment was filed with the Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2013. The Incentive Plan was filed with the Registration Statement on Form S-8 filed with the SEC on July 1, 2009. Amendment to the Incentive Plan was filed with the Quarterly Report on Form 10-Q filed with the SEC on October 21, 2010. Amendment 2011-1 to the Incentive Plan was filed with the Registration Statement on Form S-8 filed with the SEC on July 21, 2011.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the following Proposals 1, 2, 3 and 4 were approved by the Company’s stockholders. No other business was brought before the Annual Meeting. The Proposals are described in detail in the Company’s definitive proxy statement filed with the SEC on March 8, 2013. The voting results for the Annual Meeting are set forth below.

(a)	Proposal 1. The stockholders elected the directors listed below to hold office until the next annual meeting or until their respective successors shall have been duly elected and qualified. The voting results for this Proposal 1 were as follows:

Nominee	For	Withheld	Broker Non-Vote
Susan M. Byrne	7,149,602	7,597	711,879
Brian O. Casey	7,142,048	15,151	711,879
Richard M. Frank	6,329,862	827,337	711,879
Robert D. McTeer	7,143,219	13,980	711,879
Geoffrey R. Norman	6,334,144	823,055	711,879
Martin J. Weiland	6,334,144	823,055	711,879
Raymond E. Woolridge	6,331,407	825,792	711,879

(b)	Proposal 2. The stockholders ratified Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2013. The voting results for this Proposal 2 were as follows:

For	Against	Abstain
7,855,424	10,978	2,676

(c)	Proposal 3. The stockholders approved the Share Award Plan of Westwood Holdings Group, Inc. for Service Provided in Canada to its Subsidiaries. The voting results for this Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Vote
5,821,969	1,328,525	6,705	711,879

(d)	Proposal 4. The stockholders approved the Second Amendment to the Incentive Plan. The voting results for this Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Vote
5,063,445	2,091,076	2,678	711,879

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: April 19, 2013	/s/ Mark A.Wallace
Mark A. Wallace,
Chief Financial Officer